Financial expenses and income (Tables)	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
Summary of Analysis of Financial Income and Expenses
An analysis of Financial expenses and Financial income is set forth below:

(€ million)	2023	2022	2021
Cost of debt(a)	(555)	(365)	(313)
Interest income(b)	533	241	54
Cost of net debt	(22)	(124)	(259)
Non-operating foreign exchange gains/(losses)	(2)	(4)	2
Unwinding of discounting of provisions(c)	(59)	(20)	(11)
Net interest cost related to employee benefits	(73)	(47)	(44)
Gains/(losses) on disposals of financial assets	(1)	1	3
Net interest expense on lease liabilities	(39)	(40)	(35)
Other(d)	(526)	—	16
Net financial income/(expenses)	(722)	(234)	(328)
comprising: Financial expenses	(1,313)	(440)	(368)
Financial income	591	206	40
(a)    Includes net gains/(losses) on interest rate and currency derivatives used to manage debt: €(67) million in 2023, €(11) million in 2022, €14 million in 2021.
(b)    Includes net gains on interest rate and currency derivatives used to manage cash and cash equivalents: €(13) million in 2023, €68 million in 2022, €51 million in 2021.
(c)    Primarily on provisions for environmental risks, restructuring provisions, and provisions for product-related risks (see Note D.19.).
(d)    Includes a financial expense of €541 million (zero in 2022 and 2021) in respect of the liability recognized in the balance sheet for estimated future royalties on US sales of BEYFORTUS, which was remeasured as of December 31, 2023 to reflect the very successful US launch of the product (see Note C.2.).